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                                                                   Exhibit 10.26



              AGREEMENT FOR SKYCAP AND BAGGAGE HANDLING SERVICES AT
                         OMAHA EPPLEY MUNICIPAL AIRPORT
                                 OMAHA, NEBRASKA

         This Agreement is entered into this ____ day of __________, 199__, between UNITED AIRLINES (henceforth referred to as "UNITED") and International Total Services, Inc. (henceforth referred to as "ITS") an Ohio Corporation, for skycap services at Omaha Eppley Municipal Airport (hereinafter referred to as "AIRPORT").

                                    RECITALS
                                    --------

         WHEREAS, UNITED desires ITS to provide Skycap Services at the Airport, as hereinafter defined in Section 1; and

         WHEREAS, ITS is able and willing to provide Skycap Services at the Airport;

         THEREFORE, UNITED and ITS agree as follows:

                                    SECTION 1
                                    ---------
                                 SKYCAP SERVICES
                                 ---------------

         1. ITS shall meet and greet outbound passengers at terminal entrance, determine service needs and check baggage, escort passenger and baggage to check-in position, and when possible, direct passengers directly to gate and place checked bags on proper conveyor belt for delivery to bag room.

         2. ITS shall monitor baggage claim area to insure proper distribution and appearance of baggage on claim carousels. ITS shall meet and greet arriving passengers in claim areas to offer assistance in obtaining baggage and desired transportation ITS shall direct passengers with lost/damaged claims to the baggage Services Offices of UNITED.

         3. ITS shall take large baggage, pets and other checked articles too large to be sent to conveyor belt, directly to baggage room upon request of ticket counter personnel or when deemed appropriate by ITS in the best interest of the passenger.

         4. ITS shall assist disabled and/or elderly passengers of UNITED, including boarding aircraft, deplaning, restroom visits, restaurant access, claiming of baggage, an other assistance desired by UNITED or as determined by ITS while passengers are in airport terminals. Such personnel shall be appropriately trained by ITS to carry out such passenger assistance.

         5. Personnel of ITS who are employed to assist passengers shall wear uniforms generally acceptable to UNITED and shall at all times be well groomed, friendly and have empathy towards the passengers. All work shifts shall be adequately supervised.

         6. UNITED shall provide all necessary tags, courtesy boxes, and bags. ITS shall be responsible for the inventory of all


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equipment.  Costs [or all preventive maintenance and repairs of
UNITED owned equipment shall be the responsibility of UNITED.

                                    SECTION 2
                                    ---------
                                     PRICES
                                     ------

         1. ITS shall submit to UNITED, an invoice for Skycap Services provided during the preceding bi-weekly period at the Airport, not later than two (2) days after the end of the bi-weekly period. 1

         2. Prices for said service are set forth in, Exhibit A, attached hereto and made a part hereof. Such prices shall be guaranteed for a period of one year, and such guarantee shall not in any way detract from or diminish either party's rights under SECTION 3 herein below.

         3. Upon the receipt of ITS's invoice, UNITED shall verify that Skycap Services have been performed pursuant to this Agreement. Upon verification, UNITED shall tender its payment of the invoice within thirty (30) days of the invoice date.

         4. If multiple carriers are provided service under this agreement, ITS will bill UNITED for UNITED's prorated share of the services performed under this Agreement at the rates specified in Exhibit A and in accordance with the proration formula set forth, UNITED shall be obligated to pay only its prorate share of any such collective services.

         5. UNITED agrees to pay ITS on demand for all cost of collection, including any reasonable attorney's fees incurred in connection with the collection of any amounts payable to UNITED to ITS under any of the provisions of the contract, through an attorney or collection agency, whether collected by suit or otherwise.

                                    SECTION 3
                                    ---------
                             EFFECTIVE DATE AND TERM
                             -----------------------

         1. This Agreement shall become effective as of and shall continue in full force and effect for a term of one (1) year or until terminated by either party upon thirty (30) days advance written notice.

         2. Notwithstanding the prices set forth in Exhibit A, if there is enacted any law, regulation, ruling, or any other such mandate of any Government authority having jurisdiction over the subject matter which alters the hours of service, rates of pay, working conditions or costs of performing the service provided hereunder, UNITED agrees that the rates will be subject to renegotiation upon thirty (30) days advanced written notice to UNITED to take into account these increased costs. In the event the parties are unable to agree on such rates and charges, this agreement then may be terminated on thirty (30) days written notice.

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                                    SECTION 4
                                    ---------
                                 INDEMNIFICATION
                                 ---------------

         1. Except as provided in Section 4.2, below, ITS hereby releases and agrees to defend, indemnify and hold UNITED, its directors, officers, agents and employees (hereinafter collectively "UNITED") harmless from and against any and all claims, suits, liabilities, damages, losses and judgments, including reasonable expenses and attorney's fees incident thereto (including but not limited to attorney's fees and court costs incurred in enforcing UNITED's right to indemnity hereunder) (hereinafter collectively "Claims") which may be suffered by, accrued against, charged to or recoverable from UNITED, for or on account of damage to, loss of, or destruction of the property of UNITED or third persons, or for or on account of any injury or death of any person (except an employee of UNITED covered by worker's compensation insurance) and which arise from or in connection with any act of ITS or its directors, officers, agents or employees in the performance by ITS of Skycap Services. Where a claim is asserted against both ITS and UNITED, either jointly or severally, for acts alleged to have arisen from or in connection with Skycap Services, both ITS and UNITED shall submit the claim to their respective insurer and any coverage disputes shall be resolved between carriers through arbitration. Notwithstanding any language herein to the contrary, the primary obligation to defend claims involving allegations pertaining to Skycap Services shall be that of ITS.

         2. The parties agree that ITS duty to indemnity as set forth in Paragraph 4.1 above will apply to all claims with the exception of the following:

                           A. Claims arising from or in connection with any
act or omission occasioned solely by the negligence or intentional misconduct of UNITED.

                           B. Claims arising from or in connection with the
installation, design, placement, maintenance and operation of equipment provided to ITS by UNITED in the provision of Skycap Services, provided that such equipment is used by ITS in a proper and reasonable manner.

         3. Nothing in this agreement shall preclude a separate action by UNITED or ITS, their respective officers, employees or agents, one against the other for claims, losses, damages or liabilities caused by or arising out of the negligence of the other party, including, but not limited to, workers compensation subrogation actions.

                                    SECTION 5
                                    ---------
                       COMPLIANCE WITH LEGAL REQUIREMENTS
                       ----------------------------------

         1. ITS shall comply with all applicable Federal, State, and Local laws and executive orders and regulations issued pursuant thereto, including without limitation, and to the extent applicable to this Agreement, the provisions contained within Section 202 of Executive Order 11246 (41 C.F.R Section 60.1.4),
Section 4.2 of the Vietnam Era Veterans Readjustment Act (41 C.F.R. 60-250.4), Section

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503 of the Rehabilitation Act (41 C.F.R. Section 60-741.4), which provisions are incorporated herein by reference as if set forth in full.

         2. In the performance of its functions and activities for UNITED hereunder, ITS shall not discriminate on the basis of handicap, consistent with the Air Carrier Access Act of 1986 and the regulations of the Department of Transportation set forth in 14 CFR Part 382. Said Act and Regulations, and any law, order or regulatory provision issued in supplement of replacement thereof, are hereby incorporated by reference and made a part hereof to the extent applicable as if fully set forth herein. ITS further agrees to comply with the directive issued by UNITED's Complaints Resolution Officials (CROs) under 14 CFR Pan 382, and any amendment, supplement or replacement thereof. The foregoing obligations of ITS are material terms of this Agreement.

         3. ITS shall ensure that it has conducted adequate background investigations of all of its employees hired after November 1, 1985 who have unescorted access to any area of the airport controlled for security reasons.

         4. ITS represents and warrants that it is in compliance with Section XIX (Emergency Change Number 24) of the Air Carriers Standard Security Program issued November 29, 1985 by the Federal Aviation Administration. ITS shall indemnify and hold harmless UNITED, it directors, officers, agents, and employees from and against any and all cost and expenses (including attorneys' fees) incurred by UNITED due to any investigation commenced, or penalties or fines imposed, by the Federal Aviation Administration or any other government agency having jurisdiction with respect to Section XIX of the Air Carriers Standard Security Program.

         5. UNITED shall have the right, but not the duty, to conduct such audits of ITS's employment records as it deems prudent to ensure ITS's compliance with paragraphs 1, 2, 3, and 4 hereinabove. UNITED may terminate this Agreement if it finds any evidence which indicates that ITS has not complied with the obligations imposed by paragraphs 1, 2, 3, and 4.

                      SECTION 6 - TAXES, LICENSES AND FEES
                      ------------------------------------

         ITS shall pay any and all taxes, licenses, fees and assessments, and penalties thereon, if any (including, without limitation, any and all taxes, assessments or charges based upon gross receipts and any and all fees required to be paid under any applicable licenses, leases or agreements), in any manner levied, assessed or imposed upon ITS by any governmental authority or agency thereof having jurisdiction, including, without limitation the airport authority having jurisdiction over the Airport, as a result of or attributed to the performance of any service, or the sale of any product, by ITS for or to UNITED under or pursuant to this Agreement.

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                                    SECTION 7
                                    ---------
                                    INSURANCE
                                    ---------

         1. ITS shall at its own expense procure and maintain in full force and effect during the term of this Agreement insurance coverage with insurance carriers acceptable to UNITED, duly qualified in the State where the airport is located and covering ITS's obligations under this Agreement including the Indemnity provisions of Section 4.

         In the event UNITED should desire, at any time during the term of this Agreement, that changes be made in the minimum amounts and/or the types of coverage of such insurance, ITS agrees to accede to any such reasonable request; however, ITS reserves the right to increase the costs to UNITED accordingly.

         2. At a minimum, ITS shall have in force during the term of this Agreement insurance of the following types and in the following minimum amounts:

TYPE OF INSURANCE                            MINIMUM COVERAGE
-----------------                            ----------------
Comprehensive General Liability              A total combined single limit
(Specifically including                      of primary and excess coverage
Personal Injury/Bodily                       in the amount of Twenty-Five
Injury/Property                              Million ($25,000,000) Dollars
Damage/Contractual Liability)                for each and every loss.

Worker's Compensation and                    To Statutory limits
Employer's Liability

Minimum Coverage A total combined single limit of primary and excess coverage in the amount of Twenty-Five Million ($25,000,000) Dollars for each and every loss.
To Statutory limits

         3. Such policies of liability insurance shall be endorsed (i) to provide that said insurance shall be primary insurance and to acknowledge that any other insurance policy or policies of UNITED shall be secondary or excess insurance not withstanding any provision in such policies regarding other insurance, (ii) to name UNITED, its directors, officers, agents and employees as an additional insured, (iii) to provide that all provisions of such insurance, except for the limits of liability, shall operate in the same manner as if there were a separate policy issued to each insured, (iv) to specifically cover the indemnity and hold harmless obligations of ITS to UNITED hereunder, and (v) to contain a provision requiring the insurers to provide UNITED with a written notice of any cancellation or adverse material change in such insurance and providing that the same shall not be effective as to the benefit and/or interest of UNITED for thirty (30) days after written notice of such cancellation or adverse material change is received by UNITED.

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         4. ITS or its insurers shall furnish certificates evidencing the insurance coverage required thereunder to UNITED at the following address:

                           ---------------------

                           ---------------------

                           ---------------------


                                    SECTION 8
                                    ---------
                            EXCUSABLE NON-PERFORMANCE
                            -------------------------

         1. ITS shall provide UNITED with sixty (60) days advance notice, or in the alternative, notice as soon as practicable, of any planned or threatened shutdown or slowdown in its provision of Skycap Services at the Airport. In the event of such a shutdown or slowdown, ITS agrees that UNITED may enter into Agreements for the provision of Skycap Services at the Airport the duration of such shutdown or slowdown. ITS further understands that UNITED may at any time during such shutdown or slowdown terminate this Agreement at the Airport in accordance with the provisions of Section 3.

         2. ITS agrees that in the event UNITED's operation at the Airport is decreased or halted by reason of events beyond UNITED's reasonable control, then this Agreement at the Airport shall be suspended upon notice of suspension from UNITED; and that UNITED shall not be liable for such suspension; and, that UNITED shall not be liable to ITS for Skycap Services at that Airport until such suspension is removed by UNITED. In the event the suspension lasts for more than one hundred and twenty (120) days, ITS may terminate this Agreement at the Airport upon ten (10) days advance notice to UNITED. In either case, ITS will be paid in full for services rendered prior to the event giving rise to UNITED's excusable nonperformance.

         3. ITS shall not be liable to UNITED for failure or delay in the performance of Skycap Services at an Airport if the failure or delay arises from a cause beyond ITS's reasonable control.

                                    SECTION 9
                                    ---------
                                 RIGHT TO AUDIT
                                 --------------

         ITS shall at all times keep complete and accurate books, records and accounts from which may be determined the basis for billing by it of Skycap Services rendered to UNITED at the Airport and for one (1) year after any termination of this contract. Such books, records and accounts shall be open for inspection, examination, audit and copying by UNITED or its designated representatives at all reasonable times, during the course of this contract and for one (1) year after any termination of this contract. UNITED shall provide ITS with a complete copy of all audit results within fifteen (15) days of each audit conducted by UNITED or its authorized representatives.

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                                   SECTION 10
                                   ----------
                             INDEPENDENT CONTRACTOR
                             ----------------------

         The relationship between UNITED and ITS shall be that of Independent Contractors and in no event shall persons employed by either party be held to be or construed to be employees of the other.

                                   SECTION 11
                                   ----------
                             LEGALITY OF PROVISIONS
                             ----------------------

         If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall no' in any way be affected or impaired thereby.

                                   SECTION 12
                                   ----------
                                    NO WAIVER
                                    ---------

         The failure of UNITED or ITS to subscribe or to require performance by the other of any provision of this Agreement shall in no way affect that party's right thereafter to enforce such provision nor shall the waiver by UNITED or ITS of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

                                   SECTION 13
                                   ----------
                                  CHOICE OF LAW
                                  -------------

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska.

                                   SECTION 14
                                   ----------
                              ENTIRETY OF AGREEMENT
                              ---------------------

         UNITED and ITS agree that this Agreement embodies all prior discussions, whether oral or written, and to the extent such prior discussions have not been incorporated herein, they are without effect.

                                   SECTION 15
                                   ----------
                                   ASSIGNMENT
                                   ----------

         This Agreement shall not be assignable to any other entity or person without the express written consent of the other party.

                                   SECTION 16
                                   ----------
                                  MODIFICATION
                                  ------------

         UNITED and ITS agree that this Agreement may be modified only in writing and signed by duly authorized representatives of each party.

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                                   SECTION 17
                                   ----------
                                     NOTICE
                                     ------

         Notices given hereunder shall be in writing and shall be deemed to have been given and delivered when deposited in the United States mail, certified, registered or express, with postage prepaid and addressed, if to ITS, at:

TO ITS:           INTERNATIONAL TOTAL SERVICES, INC
                           5005 Rockside Road, Suite 1200
                           Cleveland, Ohio 44131
                           ATTN:  Legal Department


TO UNITED:                 ________________________
                           ________________________
                           ________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers "hereunto duly authorized as of the day and year first written above.

UNITED AIRLINES                       INTERNATIONAL TOTAL SERVICES,
                                      INC.

BY:__________________________         BY:___________________________

TITLE:_______________________         TITLE:  PRESIDENT AND CEO
                                              -----------------
DATE:________________________         DATE:_________________________

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